UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016 (September 30, 2016)

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 397-0611

NA
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

As previously announced, on April 1, 2016, Armstrong World Industries, Inc. (“AWI” or the “Company”) completed the previously announced separation of its Resilient Flooring and Wood Flooring segments into a separate and independent public company, Armstrong Flooring, Inc. (“AFI”), through the distribution of all of the then outstanding common stock of AFI to AWI’s shareholders (the “Separation”).

As a result of the Separation, AWI does not beneficially own any shares of AFI common stock and no longer consolidates AFI’s financial results for the purpose of its own financial reporting.  Beginning in the second quarter of 2016, AFI’s historical financial results for periods prior to April 1, 2016 have been reflected in AWI’s Consolidated Financial Statements as a discontinued operation.

Effective April 1, 2016, AWI disaggregated its former Building Products operating segment into three distinct geographical segments:  Americas; Europe, Middle East and Africa (“EMEA”); and Pacific Rim. In addition, effective January 1, 2016, in anticipation of the Separation, the majority of AWI’s historical corporate support functions were incorporated into the Company’s Americas segment.

AWI is filing this Current Report on Form 8-K to furnish certain unaudited summary consolidated and segment information for the year ended December 31, 2015 and for each of the quarters for the year ended December 31, 2015 to reflect the impact of the Separation and the change in the Company’s reporting segments.

The unaudited consolidated summary financial information has been presented for illustrative and informational purposes only and is not intended to reflect or be indicative of AWI’s consolidated results of operations or financial position had the Separation occurred as of the dates presented, and should not be taken as representation of AWI’s future consolidated results of operations or financial condition.  AWI believes that the unaudited consolidated summary financial information presented is consistent with the guidance for discontinued operations under U.S. generally accepted accounting principles.

The following unaudited summary financial information should be read in conjunction with the historical consolidated financial statements of AWI, the accompanying notes to those financial statements and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in AWI’s Annual Report on Form 10-K for the year ended December 31, 2015.

This information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Unaudited consolidated summary financial information and reclassified summary segment information for Armstrong World Industries, Inc. on a continuing operations basis for the fiscal year ended December 31, 2015, and each of the quarters for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

Date:	September 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited consolidated summary financial information and reclassified summary segment information for Armstrong World Industries, Inc. on a continuing operations basis for the fiscal year ended December 31, 2015, and each of the quarters for the year ended December 31, 2015.

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